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                                                                     Exhibit 4.6
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                            Enrollment/Purchase Form
                  For Purchase Date to Occur _________________

Agency Name: ___________________________________________________________________

Primary Agency Code: ___________________________________________________________

Agency's Federal Tax Identification Number: ____________________________________

Agency Enrollment

Method of payment:

Please indicate the method of payment the Agency listed above desires to use to purchase shares on the first quarterly purchase date of 2001:

 .  Incentive Commission/Profit Sharing Payment Method: Amount Deducted: $______
   --------------------------------------------------  Percentage Deducted:___%

  The undersigned Agency hereby authorizes Vesta Insurance Group, Inc. and its affiliates to deduct the amount, or the percentage, indicated above from the incentive commission to which the agency would otherwise be entitled and to apply such amount toward the purchase of shares for the Agency's account in accordance with the Plan prospectus.

 .  Cash Contribution Method:                          Amount Contributed: $_____
   ------------------------

  The undersigned Agency hereby delivers a check, payable to Vesta Insurance Group, Inc., in the amount indicated above for the purchase of shares for the Agency's account in accordance with the Plan prospectus.

Dividend Reinvestment (check one):

 .  Full Dividend Reinvestment:  Reinvest dividends on all shares including
   --------------------------
   certificated and book-entry plan shares.                     ________________

 .  Cash Dividends:  Pay dividends on all shares including certificated shares
   --------------
   and  book-entry plan shares.                                 ________________

If neither option is indicated, the account will be enrolled as Full Dividend Reinvestment

Certification:

On behalf of the Agency listed above, I hereby represent and warrant to Vesta that (a) a copy of the most recent Plan prospectus covering the Plan has been delivered to the Agency listed above, and (b) the funds remitted with this form or deducted in accordance with the instructions above in payment of the purchase represent all funds contributed by the Agency listed above in payment of such purchase. If this Purchase Form is not received by Vesta at least 15 days prior to the next scheduled purchase date, I understand such purchase will not be made until the next succeeding scheduled purchase date.

                                By:
                                    -------------------------------------------
                                Name:
                                      -----------------------------------------
                                Position:
                                          -------------------------------------

If agency is authorizing Additional "Non-Agency" Participants (up to ten), please indicate the number of additional participant information sheets that follow:
                                                        ------------------------
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Additional "non-agency" participant information (Photocopy page if necessary)

As an eligible agency for the calendar year 2001, the undersigned agency also authorizes the Plan administrator to establish accounts for the following individuals/entities (up to ten) according to the specifications set forth below:

Name of Participant:
                             ---------------------------------------------------
Name of Affiliated Agency:
                             ---------------------------------------------------
Social Security/Tax ID #:
                             ---------------------------------------------------
Address:
                             ---------------------------------------------------

                             ---------------------------------------------------

Telephone Number:
                             ---------------------------------------------------
Amount of Cash Contributed:  $
                             ---------------------------------------------------

Dividend Reinvestment Option:
                             ---------------------------------------------------
                             (indicate either (i) Dividend Reinvestment or (ii) Cash Dividends; if no option is indicated, the account will be enrolled as Dividend Reinvestment)

UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAX IDENTIFICATION / SOCIAL SECURITY NUMBER SHOWN ABOVE IS CORRECT.

I hereby represent and warrant to Vesta that (a) a copy of the most recent Plan prospectus covering the Plan has been delivered to the participant named above, and (b) the funds remitted with this form represent all funds contributed by the participant named above in payment of such purchase. If this Purchase Form is not received by Vesta at least 15 days prior to the next scheduled purchase date, I understand such purchase will not be made until the next succeeding scheduled purchase date.


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Position with Entity:
                                                      --------------------------